EXHIBIT 99

Form 3 Joint Filer Information

Name:     GEI Capital IV, LLC
Relationship to Issuer:   General Partner of Green Equity Investors IV, L.P.
Address:    11111 Santa Monica Boulevard, Suite 2000
     Los Angeles, CA 90025

Designated Filer:   Green Equity Investors IV, L.P.
Issuer & Ticker Symbol:   FTD Group, Inc. (FTD)
Date of Event Requiring Statement: February 8, 2005

     Signature: /s/ Julia Chang
     Date:  February 8, 2005
     By:  Julia Chang
     Title:  Chief Financial Officer

Name:     Green Partnership Holdings, LLC
Relationship to Issuer:   Limited Partner of Green Equity Investors IV, L.P.
Address:    11111 Santa Monica Boulevard, Suite 2000
     Los Angeles, CA 90025

Designated Filer:   Green Equity Investors IV, L.P.
Issuer & Ticker Symbol:   FTD Group, Inc. (FTD)
Date of Event Requiring Statement: February 8, 2005

     Signature: /s/ Julia Chang
     Date:  February 8, 2005
     By:  Julia Chang
     Title:  Chief Financial Officer

Name:     Leonard Green & Partners, L.P.
Relationship to Issuer:   Management company of Green Equity Investors IV, L.P.
Address:    11111 Santa Monica Boulevard, Suite 2000
     Los Angeles, CA 90025

Designated Filer:   Green Equity Investors IV, L.P.
Issuer & Ticker Symbol:   FTD Group, Inc. (FTD)
Date of Event Requiring Statement: February 8, 2005

     By: LGP Management, Inc., its General Partner

     Signature: /s/ Julia Chang
     Date:  February 8, 2005
     By:  Julia Chang
     Title:  Chief Financial Officer

Name:     LGP Management, Inc.
Relationship to Issuer:   General Partner of Leonard Green & Partners, L.P., which
     is the management company of Green Equity Investors IV,
     L.P.
Address:    11111 Santa Monica Boulevard, Suite 2000
     Los Angeles, CA 90025

Designated Filer:   Green Equity Investors IV, L.P.
Issuer & Ticker Symbol:   FTD Group, Inc. (FTD)
Date of Event Requiring Statement: February 8, 2005

     Signature: /s/ Julia Chang
     Date:  February 8, 2005
     By:  Julia Chang
     Title:  Chief Financial Officer

Each of the above reporting persons directly (whether through ownership or position) or indirectly through one or more intermediaries, may be deemed for purposes of Section 16 of the
Securities Exchange Act of 1934, as amended, to be the indirect beneficial owner of the shares owned by Green Equity Investors IV, L.P. and, therefore, a "ten percent holder" hereunder. Each of the reporting persons disclaims beneficial ownership of the securities reported herein, except to the extent of its pecuniary interest therein, and this report shall not be deemed an admission that any of the reporting persons is the beneficial owner of such securities for purposes of
Section 16 or for any other purposes.